Supplement Dated June 27, 2017 to the

Annual Product Information Notice Dated May 1, 2017

Supplement Dated June 27, 2017 to your Annual Product Information Notice

In connection with the merger between Janus Capital Group, Inc. and Henderson Group plc, the following portfolio names have changed, effective June 5, 2017:

Name Before Merger	Name After Merger, Effective June 5, 2017
Janus Aspen Balanced Portfolio	Janus Henderson Balanced Portfolio
Janus Aspen Enterprise Portfolio	Janus Henderson Enterprise Portfolio
Janus Aspen Flexible Bond Portfolio	Janus Henderson Flexible Bond Portfolio
Janus Aspen Global Research Portfolio	Janus Henderson Global Research Portfolio

This supplement should be retained with the Annual Product Information Notice for future reference.